UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2010

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendment of Merger Agreement

On November 13, 2010, Kratos Defense & Security Solutions, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 5, 2010, with Hammer Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Henry Bros. Electronics, Inc., a Delaware corporation (“HBE”).  Pursuant to the terms of the Amendment, the merger consideration to be paid by the Company for each outstanding share of HBE common stock in the proposed merger (the “Merger”) between Merger Sub and HBE (other than shares of HBE common stock owned by the Company, Merger Sub, or HBE stockholders, if any, who have perfected statutory dissenters’ rights under Delaware law) was increased from $7.00 per share in cash to $8.20 per share in cash. In addition, the termination fee to be paid by HBE upon termination of the Merger Agreement under certain circumstances was increased from $1,788,000.00 to $2,180,582.00, and the exchange ratio to be used in converting outstanding options to purchase HBE common stock to be assumed by the Company in connection with the Merger into shares of common stock of the Company was increased from 0.6552 to 0.7715.  The Amendment was entered into as a result of HBE notifying the Company, pursuant to the terms of the Merger Agreement, that the Company has received an Acquisition Proposal (as defined in the Merger Agreement) from Diebold, Inc. (“Diebold”), a publicly traded company with significant presence in the New York and New Jersey markets. In a non-binding proposal, Diebold offered to acquire 100% of the outstanding capital stock of HBE for $8.00 per share in cash. The Diebold Acquisition Proposal did not include a financing contingency.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

On November 15, 2010, the Company issued a press release announcing the execution of the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed Merger; the benefits and synergies expected to result from the proposed Merger; and other statements that are not purely statements of historical fact.  These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and HBE and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements.  All such forward-looking statements speak only as of the date they are made, and neither the Company nor HBE undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and HBE; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; unexpected costs, charges or expenses resulting from the proposed merger; litigation or adverse judgments relating to the proposed Merger; risks relating to the consummation of the contemplated Merger, including the risk that the required HBE stockholder approval might not be obtained in a timely manner or at all, that other closing conditions will not be satisfied or that the Company is unable to match any further acquisition proposals received by HBE from third parties; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions.  Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 27, 2009, which was filed with the SEC on March 11, 2010, under the heading “Item 1A—Risk Factors” and in the Annual Report on Form 10-K of HBE for the year ended December 31, 2009, which was filed with the SEC on March 15, 2010, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and HBE.

Important Merger Information and Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, the Company and HBE have and will continue to file relevant materials with the SEC, including the filing by HBE of a definitive proxy statement on Schedule 14A.  Investors are strongly urged to read the proxy statement and other documents filed with the SEC by the Company and HBE, because they will contain important information about the Company, HBE and the proposed merger. The proxy statement and other documents filed by the Company and HBE with the SEC are available free of charge at the SEC’s website, www.sec.gov, or by directing a request to Kratos Defense & Security Solutions, Inc., 4820 Eastgate Mall, San Diego, California 92121, Attention: Corporate Secretary or by directing a request when such a filing is made to Henry Bros. Electronics, Inc., 17-01 Pollitt Drive, Fair Lawn, New Jersey 07410, Attention: Corporate Secretary.

The Company, HBE and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s most recent definitive proxy statement, which was filed with the SEC on April 1, 2010.  Information about the directors and executive officers of HBE is set forth in HBE’s definitive proxy statement filed with the SEC on October 13, 2009.  Certain directors and executive officers of the Company and HBE may have direct or indirect interests in the proposed merger due to securities holdings, pre-existing or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement that HBE filed with the SEC on November 10, 2010.

Item 8.01  Other Events.

On November 15, 2010, the Company issued a press release announcing that it has entered into the Amendment.  A copy of the press release regarding the Amendment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)                    Exhibits.

2.1	Amendment to the Agreement and Plan of Merger, dated November 13, 2010, by and among Kratos Defense & Security Solutions, Inc., Hammer Acquisition Inc. and Henry Bros. Electronics, Inc.

99.1	Press release dated November 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Eric DeMarco
Eric DeMarco
President and Chief Executive Officer

Date: November 15, 2010